CONTRACT NO YCH-04/999

Moscow                                                   1st  of  November  2004

<<Coptent  Trading  LTD>>, hereinafter referred to as "Sellers",  represented by the Director, Dolmatov V.V., acting on the grounds of the Charter, on the one part,

and Erlyan trade company "Yun Chou", hereinafter referred to as "Buyers", represented by the Deputy Director General Dzhan Len Bo, acting on the grounds of the Charter, on the other part, have made the present Contract about the following:

                           1. SUBJECT OF THE CONTRACT

     1.1.  The  Sellers  have  sold and the Buyers have bought on the conditions

DAF  Russia  -  Mongolia  in  Naushki  -  Sukhe-Bator,  Kyakhta  -  Sukhe-Bator,

DAF  Mongolia  -  China  in  Dzamin-Uud-Erlyan,

DAF  Russia  -  China  in  Zabaykalsk-Manzhouli

(DAF in accordance with Incoterms 2000), in quantity -50 000 cub. m the following goods - softwood saw logs GOST 22298-76, GOST 9463-88 and hardwood saw logs GOST 22299-76

     1.2. The Goods, determined by p. 1.1 of the present Contract, to be shipped in lots till 01.11.2005.

     1.3. The quantity of the Goods specified by Point 1.1. of the present Contract and the terms of delivery specified by Point 1.2. of the present
Contract  may  be  altered  at  the  consent  of  the  both  Parties.

     1.4.  All  payments under the present Contract to be effected in US dollar.

                        2. PRICE AND QUALITY OF THE GOODS

     2.1. The price of the Goods specified by point 1.1. of the present Contract is determined on the conditions DAF Naushki, DAF Kyakhta, DAF Dzamin-Uud, DAF Zabaykalsk.

     2.2. The total value of the Goods sold under the present Contract - 3 400 000 (three million four hundred thousand) US dollar.

     2.3.  The  Goods  price  includes  marking  and  loading  expenses.


BUYERS:
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     2.4.  The  Goods  price,  specified  by Annexes to the present Contract, is fixed and may be altered only at the consent of the both Parties and determined in additional agreements being an integral of the present Contract.

                           3. MEASUREMENT AND MARKING

     3.1. Measurement and marking of the Goods to be effected in accordance with GOST 2292-88.

Each log must possess a 5-10 cm allowance, not considered during cubic capacity calculation.

The logs diameter is measured at the top end of a log without bark by means of measurement of the longest and shortest perpendicular diameters, added together and divided by two.

Diameter is measured in cm as a straight line length, going through geometrical center of the log perpendicular to the long axis of the wood product.

The log diameter to be stated in the Specification in even cm. Less then one cm segment is not counted. Diameters equal to one odd cm and more to be rounded off to the closest even number.

     3.2.  Registration  volume  is  counted  in  accordance  with GOST 2708-75.

                                   4. PAYMENT

     4.1. Payment to be effected in terms of actual grades and shipped quantity. Payments for the Goods under the present Contract to be effected in US dollar.

     4.2. Payments under the Contract to be effected to <<Coptent Trading LTD>> currency account in parts not less then 25 000 (twenty five thousand) dollar each. The sum of the partial payment may be less, than specified by the present point at the both Parties written consent. The payment to be effected within 30 (thirty) banking days upon the fulfillment of two conditions: Goods sale to the Final Buyers and accumulation of the sum equal to 25 000 US $ to the Buyers account.


BUYERS:
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                              5. TERMS OF SHIPMENT

     5.1. The Goods to be shipped in lots. The lot volume and the shipment terms to be determined at the both parties consent.

     5.2.  Logs  of  the  same  length  and  specie  to  be loaded in one wagon.

Consignee: ERLYAN TRADE COMPANY "YUN CHOU", ERLYAN-KHOTO, CHINA

                            6. RIGHTS AND LIABILITIES

     6.1.  The  Sellers'  liabilities:

     6.1.1. to provide the Buyers with the Goods within a period specified by p. 1.2. of the present Contract;

     6.2.  The  Buyers'  liabilities:

     6.2.1. to accept each lot of Goods and send the acceptance Act to the Sellers by fax within 3 (three) calendar days;

     6.2.2. to pay for the Goods on the conditions provided by the present Contract; to bear all expenses and risks concerning the Goods from the moment the Goods shipped to Stations Naushki, Kyakhta, Dzamin-Uud, Zabaykalsk.

                7. GOODS ACCEPTANCE AS FOR QUALITY AND QUANTITY

     7.1. The goods acceptance as for the quality and quantity to be accomplished by the Buyers representative at the Goods arrival place. The delivery-acceptance Act is to be signed.

     7.2. In case the Buyers representative is absent during the Goods loading, the Buyers reserve the right to make a claim as for the Goods quantity and quality, specified by the present Contract.

                                8. TRANSPORTATION

     8.1. The Goods to be shipped by direct international railway and motor way: the Russian Federation - People's Republic of China.

DESTINATION STATION: ERLYAN, CHINA. MANZHOULI, CHINA

     8.2.  Railway  Bill,  CMR  to  be  accompanied  with:


BUYERS:
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1)   Shipping  specification;
2)   Transportation  documents;
3)   Phytosanitary  certificate;
4)   Invoice;

     8.3. Each wagon, vehicle Specification for logs shall contain the specie, diameter, length, the number of logs and cubic meters of sawlog.

     8.4. The third party, acting on the ground of agreement with <<Coptent Trading LTD>>, may act as the Consignor, authorized by <<Coptent Trading LTD>>.

                                   9. PENALTY

     9.1. In case there is an exceeding of terms for delivery, determined by point 1.2. of the present Contract, through the Sellers' fault, the Sellers shall pay the Buyers a penalty.

     9.2. In case payment delay exceeds the terms determined by point 4.2. of the present Contract, the Buyers shall pay the Sellers a penalty.

     9.3. The penalty is charged beginning with next day after the expiry date determined by points 1.2., 4.2. of the present Contract at the rate of 0,1% Goods value per each day in arrears and be paid immediately upon the request of the dissatisfied Party.

     9.4. In case the shipment delay exceeds 2 (two) months, Buyers have the right to repudiate the Contract or a part of it.

     9.5. In case the Buyers reject to accept the Goods specified by the present Contract, the Buyers shall compensate all the preparatory expenses and 20% Goods total value penalty in favor of the Sellers.

                            10. LIABILITY EXEMPTION

     10.1. The Sellers and the Buyers are released from the responsibility for partial or complete nonfulfillment of the obligations under the present contract if it was caused by force majeure.

     10.2. Under force majeure we mean external cases of emergencies, not existing during the Contract subscription, appearing beyond the will


BUYERS:
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of  the  Sellers  or  the Buyers being unable to prevent them by means of proper measures.

     10.3. Force majeure to be determined as follows: earthquakes, floods, fires, epidemics, transport accidents, military operations of any character. The laws enacted in the Russian Federation and People's Republic of China after the Contract subscription to be considered force majeure in case they prevent the Parties of fulfilling the obligations under the present Contract.

     10.4. The Parties may be released from the responsibility for partial or complete nonfulfillment of the obligations under the present Contract if they prove it was caused by obstacles beyond their control after the Contract subscription.

     10.5. The party for which it has become impossible to meet its obligations under the present Contract because of force majeure shall immediately inform the other party in regard to the beginning, kind and possible duration of circumstances preventing the fulfillment of its obligations.

     10.6. In case the party does not inform the other Party about force majeure as soon as possible, it has no right to mention it as a reason preventing them from the fulfillment of obligations, excluding circumstances when force majeure prevented the Party from sending the message.

     10.7. The time stipulated for the fulfillment of the obligations under the present Contract shall be extended for a period equal to the duration of such circumstances determined in points 10.1 - 10.4. and reasonable period for elimination of consequences in case the requirements provided by point 10.5. are satisfied.

     10.8. In case the force majeure circumstances will continue more then 12 months, the Parties shall discuss future actions. In case the


BUYERS:
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Parties  do  not  reach  the  consent,  the  Party  not  affected  by  mentioned circumstances has a right to dissolve the present Contract without appealing to arbitration.

                                11. ARBITRATION

     11.1. All disputes which can arise out or in connection with the present Contract shall be solved by means of negotiations.

     11.2. In case a mutually acceptable decision cannot be reached, the Parties have the right to apply to the Chamber of Commerce in Arbitrary Court of the defendant country.

     11.3. The parties shall enforce the court decision within the period determined by this decision.

                    12. CONTRACT AND CORRESPONDENCE LANGUAGE

     12.1.  The  present  Contract  is  made  up  in  Russian  and  in  English.

     12.2. All the correspondence in connection with the present Contract to be maintained in Russian.

                              13. ENTRY INTO FORCE

     13.1. This Contract shall be deemed to come into force on the subscription of authorized parties.

     13.2. The effective date to be considered the date, stated on the first page of the Contract in the right upper corner.

     13.3. Upon the entry of the present Contract into force all other preliminary documents and correspondence connected with the Contract to be considered invalid.

                          14. AMENDMENTS AND ADDITIONS

     14.1. Any changes and alternations or amendments, hereof shall be valid if they are made in writing.

     14.2. Any changes or additions considered to be valid and obligatory for the Parties if they are made at the mutual consent.

     14.3. Under the written agreement is meant an agreement formed as the protocol of negotiations


BUYERS:
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and  attached  to  the  Contract.

The present Contract is drawn out in duplicate valid equally in Russian and English, a copy for either of the parties and signed by the both Parties.

                          15. ADDRESSES OF THE PARTIES

SELLERS:

<<COPTENT TRADING LTD>>
551 5th Ave Suite 601 New York NY 10017 USA

Beneficiary's bank:
------------------
MULTIBANKA, VECPILSETA BRANCH, RIGA, LATVIA SWIFT: MULT LV 2X

Beneficiary account: IBAN
-------------------
LV81 MULT 1310178880010

Receiver's Correspondent:
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CREDIT LYONNAIS NEW YORK BRANCH, NEW YORK, USA SWIFT: CRLY US 33

Correspondent account: 0138715000100
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BUYERS:
ERLYAN TRADE COMPANY "YUN CHOU", ERLYAN-KHOTO, APBM, CHINA, 011100 YUILU STR.,2


INTERMEDIAL BANK:
BANK OF CHINA NEW YORK, NY SWIFT CODE: BKCHUS33

ADVING BANK: BANK OF CHINA
INNER MONGOLIA BR. SWIFT CODE: BKCHCNBJ880

BENEFICIARYS BANK:
BANK OF CHINA INNER MONGOLIA BRANCH, ERLIANHOT SUB-BRANCH

BENEFICIARYS NAME:
ERLIAN YUN TSZU CO., LTD

BENEFICIARYS ACCOUNT
No.: 158900757508091001

                                 16. SIGNATURES

BUYERS:

Deputy  Director  General

/S/  Dzhan  Len  Bo


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